SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                      Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )



Filed by the Registrant    [X]

Filed by Party other than the Registrant    [  ]

Check the appropriate box:

[X]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12


                               CEL-SCI CORPORATION
                (Name of Registrant as Specified In Its Charter)

                    William T. Hart - Attorney for Registrant
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------

    2) Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         ----------------------------------------------------------------

    4) Proposed maximum aggregate value of transaction:

         ----------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

         ----------------------------------------------------------------

    2) Form, Schedule or Registration No.:

         ----------------------------------------------------------------

    3) Filing Party:

         ----------------------------------------------------------------

    4) Date Filed:

         ----------------------------------------------------------------

                               CEL-SCI CORPORATION
                                8229 Boone Blvd.
                                    Suite 802
                             Vienna, Virginia 22l82
                                 (703) 506-9460

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD _________, 2004
To the Shareholders:

     Notice is hereby given that the annual meeting of the shareholders of CEL-SCI Corporation (the "Company") will be held at the Hilton Munchen Park, Am Tucherpark 7, 80538 Munich, Germany on _______, 2004, at 11:00 A.M., for the following purposes:

    (1) to elect the directors who shall constitute the Company's Board of Directors for the ensuing year;

    (2) to approve the adoption of the Company's 2004 Incentive Stock Option Plan which provides that up to 1,000,000 shares of common stock may be issued upon the exercise of options granted pursuant to the Incentive Stock Option Plan.

    (3) to approve the adoption of the Company's 2004 Non-Qualified Stock Option Plan which provides that up to 1,000,000 shares of common stock may be issued upon the exercise of options granted pursuant to the Non-Qualified Stock Option Plan.

    (4) to approve the adoption of the Company's 2004 Stock Bonus Plan which provides that up to 1,000,000 shares of common stock may be issued to persons granted stock bonuses pursuant to the Stock Bonus Plan.

    (5) to approve the Company's Stock Compensation Plan which provides for the issuance of up to 1,000,000 restricted shares of common stock to the Company's directors, officers, employees and consultants for services provided to the Company.

    (6) to amend the Company's Articles of Incorporation such that the Company would be authorized to issue 200,000,000 shares of common stock.

    (7) to ratify the appointment of Deloitte & Touche, LLP as the Company's independent accountants for the fiscal year ending September 30, 2004;

      to transact such other business as may properly come before the meeting.

      _____, 2004 is the record date for the determination of shareholders entitled to notice of and to vote at such meeting. Shareholders are entitled to one vote for each share held. As of ______, 2004, there were ________ issued and outstanding shares of the Company's common stock.


                                          CEL-SCI CORPORATION

_____________, 2004                       By:   /s/ Geert R. Kersten
                                                -----------------------
                                                Chief Executive Officer

         PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY
                 CARD, AND SIGN, DATE AND RETURN THE PROXY CARD.

                    TO SAVE THE COST OF FURTHER SOLICITATION,
                      PLEASE MAIL YOUR PROXY CARD PROMPTLY

                               CEL-SCI CORPORATION
                                8229 Boone Blvd.
                                    Suite 802
                             Vienna, Virginia 22l82
                                 (703) 506-9460

                                 PROXY STATEMENT

     The accompanying proxy is solicited by the Company's directors for voting at the annual meeting of shareholders to be held on ________, 2004, and at any and all adjournments of such meeting. If the proxy is executed and returned, it will be voted at the meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposals set forth in the accompanying notice of the annual meeting of shareholders. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address set forth above or in person at the time of the meeting. Additionally, any later dated proxy will revoke a previous proxy from the same shareholder. This proxy statement was mailed to shareholders of record on or about ________, 2004.

    There is one class of capital stock outstanding. Provided a quorum consisting of one-third of the shares entitled to vote is present at the meeting, the affirmative vote of a majority of the shares of common stock voting in person or represented by proxy is required to elect directors. Cumulative voting in the election of directors is not permitted. The affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock is required to approve the proposal to increase the Company's authorized capitalization. The adoption of any other proposals to come before the meeting will require the approval of a majority of votes cast at the meeting.

    Shares of the Company's common stock represented by properly executed proxies that reflect abstentions or "broker non-votes" will be counted as present for purposes of determining the presence of a quorum at the annual meeting. "Broker non-votes" represent shares held by brokerage firms in "street-name" with respect to which the broker has not received instructions from the customer or otherwise does not have discretionary voting authority. Abstentions and broker non-votes will not be counted as having voted against the proposals to be considered at the meeting.

PRINCIPAL SHAREHOLDERS

    The following table sets forth, as of January 31, 2004, information with respect to the shareholdings of (i) each person owning beneficially 5% or more of the Company's common stock (ii) each officer who received compensation in excess of $100,000 during the Company's most recent fiscal year and (iii) all officers and directors as a group. Unless otherwise indicated, each owner has sole voting and investment powers over his shares of common stock.

                                    Number of                 Percent of
Name and Address                    Shares (1)                 Class (3)

Maximilian de Clara                 2,145,044                     3.3%
Bergstrasse 79
6078 Lungern,
Obwalden, Switzerland

Geert R. Kersten                    4,251,112                     6.3%
8229 Boone Blvd., Suite 802
Vienna, VA  22182

Patricia B. Prichep                 1,021,322                     1.6%
8229 Boone Blvd., Suite 802
Vienna, VA  22182

                                    Number of                 Percent of
Name and Address                    Shares (1)                 Class (3)

Eyal Talor, Ph.D.                     724,743                    1.1%
8229 Boone Blvd., Suite 802
Vienna, VA  22182

Daniel H. Zimmerman, Ph.D.            759,827                    1.2%
8229 Boone Blvd., Suite 802
Vienna, VA  22182

Alexander G. Esterhazy                 70,000                    0.1%
20 Chemin du Pre-Poiset
CH- 1253 Vandoeuvres
Geneve, Switzerland

C. Richard Kinsolving , Ph.D.         139,090                    0.2%
P.O. Box 20193
Bradenton, FL 34204-0193

Peter R. Young , Ph.D.                 47,518                    0.1%
8229 Boone Blvd., Suite 802
Vienna, VA  22182


All Officers and Directors          9,158,656                   13.3%
as a Group (8 persons)

*    Less than 1%

(1) Includes shares issuable prior to March 31, 2004 upon the exercise of options or warrants granted to the following persons:

                                                Options or Warrants Exercisable
            Name                                      Prior to March 31, 2004

        Maximilian de Clara                                  549,999
        Geert R. Kersten                                   1,855,000
        Patricia B. Prichep                                  533,167
        Eyal Talor, Ph.D.                                    329,167
        Daniel H. Zimmerman, Ph.D.                           345,001
        Alexander G. Esterhazy                                70,000
        C. Richard Kinsolving, Ph.D.                          70,000
        Peter R. Young, Ph.D.                                  6,667

(2) Amount includes shares held in trust for the benefit of Mr. Kersten's minor children. Geert R. Kersten is the stepson of Maximilian de Clara.

(3) Amount includes shares referred to in (1) above but excludes shares which may be issued upon the exercise or conversion of other options, warrants and other convertible securities previously issued by the Company.

ELECTION OF DIRECTORS

    Unless the proxy contains contrary instructions, it is intended that the proxies will be voted for the election of the current directors listed below to serve as members of the board of directors until the next annual meeting of shareholders and until their successors shall be elected and shall qualify.

    All current directors have consented to stand for re-election. In case any nominee shall be unable or shall fail to act as a director by virtue of an unexpected occurrence, the proxies may be voted for such other person or persons as shall be determined by the persons acting under the proxies in their discretion.

    Certain information concerning the Company's officers and directors follows:

      Name                        Age   Position

      Maximilian de Clara         75    Director and President
      Geert R. Kersten, Esq.      45    Director, Chief Executive Officer and
                                        Treasurer
      Patricia B. Prichep         52    Senior Vice President of Operations and
                                        Secretary
      Dr. Eyal Talor              47    Senior Vice President of Research and
                                        Manufacturing
      Dr. Daniel H. Zimmerman     62    Senior Vice President of Research,
                                        Cellular Immunology
      Alexander G. Esterhazy      59    Director
      Dr. C. Richard Kinsolving   68    Director
      Peter R. Young              59    Director

    Mr. Maximilian de Clara, by virtue of his position as an officer and director of the Company, may be deemed to be the "parent" and "founder" of the Company as those terms are defined under applicable rules and regulations of the Securities and Exchange Commission.

      The principal occupations of the Company's officers and directors, during the past several years, are as follows:

      Maximilian de Clara. Mr. de Clara has been a Director of the Company since its inception in March l983, and has been President of the Company since July l983. Prior to his affiliation with the Company, and since at least l978, Mr. de Clara was involved in the management of his personal investments and personally funding research in the fields of biotechnology and biomedicine. Mr. de Clara attended the medical school of the University of Munich from l949 to l955, but left before he received a medical degree. During the summers of l954 and l955, he worked as a research assistant at the University of Istanbul in the field of cancer research. For his efforts and dedication to research and development in the fight against cancer and AIDS, Mr. de Clara was awarded the "Pour le Merit" honorary medal of the Austrian Military Order "Merito Navale" as well as the honor cross of the Austrian Albert Schweitzer Society.

     Geert R. Kersten, Esq. Mr. Kersten was Director of Corporate and Investment Relations for the Company between February 1987 and October 1987. In October of 1987, he was appointed Vice President of Operations. In December 1988, Mr. Kersten was appointed Director of the Company. Mr. Kersten also became the Company's Treasurer in 1989. In May 1992, Mr. Kersten was appointed Chief
Operating Officer and in February 1995, Mr. Kersten became the Company's Chief Executive Officer. In previous years, Mr. Kersten worked as a financial analyst with Source Capital, Ltd., an investment advising firm in McLean, Virginia. Mr. Kersten is a stepson of Maximilian de Clara, who is the President and a Director of the Company. Mr. Kersten attended George Washington University in Washington, D.C. where he earned a B.A. in Accounting and an M.B.A. with emphasis on International Finance. He also attended law school at American University in Washington, D.C. where he received a Juris Doctor degree.

     Patricia B. Prichep has been the Company's Senior Vice President of Operations since March 1994. Between December 1992 and March 1994, Ms. Prichep was the Company's Director of Operations. Ms. Prichep became the Company's Secretary in May 2000. From June 1990 to December 1992, Ms. Prichep was the

Manager of Quality and Productivity for the NASD's Management, Systems and Support Department. Between 1982 and 1990, Ms. Prichep was Vice President and Operations Manager for Source Capital, Ltd.

      Eyal Talor, Ph.D. has been the Company's Senior Vice President of Research and Manufacturing since March 1994. From October 1993 until March 1994, Dr. Talor was Director of Research, Manufacturing and Quality Control, as well as the Director of the Clinical Laboratory, for Chesapeake Biological Laboratories, Inc. From 1991 to 1993, Dr. Talor was a scientist with SRA Technologies, Inc., as well as the director of SRA's Flow Cytometry Laboratory (1991-1993) and Clinical Laboratory (1992-1993). During 1992 and 1993, Dr. Talor was also the Regulatory Affairs and Safety Officer For SRA. Since 1987, Dr. Talor has held various positions with the John Hopkins University, including course coordinator for the School of Continuing Studies (1989-Present), research associate and lecturer in the Department of Immunology and Infectious Diseases (1987-1991), and associate professor (1991-Present).

      Daniel H. Zimmerman, Ph.D. has been the Company's Senior Vice President of Cellular Immunology since January 1996. Dr. Zimmerman founded CELL-MED, Inc. and was its president from 1987-1995. From 1973 to 1987 Dr. Zimmerman served in various positions at Electronucleonics, Inc. including Scientist, Senior Scientist, Technical Director and Program Manager. From 1969-1973 Dr. Zimmerman was a Senior Staff Fellow at NIH.

      Alexander G. Esterhazy has been an independent financial advisor since November 1997. Between July 1991 and October 1997 Mr. Esterhazy was a senior partner of Corpofina S.A. Geneva, a firm engaged in mergers, acquisitions and portfolio management. Between January 1988 and July 1991 Mr. Esterhazy was a managing director of DG Bank in Switzerland. During this period Mr. Esterhazy was in charge of the Geneva, Switzerland branch of the DG Bank, founded and served as vice president of DG Finance (Paris) and was the President and Chief Executive officer of DG-Bourse, a securities brokerage firm.

      C. Richard Kinsolving, Ph.D. has been a Director of the Company since April 2001. Since February 1999 Dr. Kinsolving has been the Chief Executive Officer of BioPharmacon, a pharmaceutical development company. Between December 1992 and February 1999 Dr. Kinsolving was the President of Immuno-Rx, Inc., a company engaged in immuno-pharmaceutical development. Between December 1991 and September 1995 Dr. Kinsolving was President of Bestechnology, Inc. a nonmedical research and development company producing bacterial preparations for industrial use. Dr. Kinsolving received his Ph.D. in Pharmacology from Emory University
(1970), his Masters degree in Physiology/Chemistry from Vanderbilt University
(1962), and his Bachelor's degree in Chemistry from Tennessee Tech. University
(1957).

      Peter R. Young, Ph.D. has been a Director of CEL-SCI since August 2002. Dr. Young has been a senior executive within the pharmaceutical industry in the United States and Canada for most of his career. Over the last 20 years he has primarily held positions of Chief Executive Officer or Chief Financial Officer and has extensive experience with acquisitions and equity financings. Since November 2001 Dr. Young has been the President of Agnus Dei, LLC, which acts as a partner in an organization managing immune system clinics which treat patients with diseases such as cancer, multiple sclerosis and hepatitis. Since January 2003 Dr. Young has been the President and Chief Executive Officer of SRL Technology, Inc., a company involved in the development of pharmaceutical (drug) delivery systems. Between 1998 and 2001 Dr. Young was the Chief Financial Officer of Adams Laboratories. Dr. Young received his Ph.D. in Organic Chemistry from the University of Bristol, England (1969), and his Bachelor's degree in Honors Chemistry, Mathematics and Economics also from the University of Bristol, England (1966).

      The Company's Board of Directors met six times during the year ending September 30, 2003. All of the Directors attended each of these meetings either in person or by telephone conference call.

      All of the Company's officers devote substantially all of their time to the Company's business.

      The Company has an audit committee and a compensation committee. The members of the audit committee are Alexander G. Esterhazy, C. Richard Kinsolving and Peter Young. Dr. Peter Young serves as the audit committee's financial expert. In this capacity, Dr. Young is independent, as that term is defined in the listing standards of the American Stock exchange. The Company's Audit

Committee Charter was filed as an exhibit to the proxy statement pertaining to the Company's 2003 Annual Shareholders' Meeting. The members of the compensation committee are Maximilian de Clara, Alexander Esterhazy and C. Richard Kinsolving.

      The Company has adopted a Code of Ethics which is applicable to the Company's principal executive, financial, and accounting officers and persons performing similar functions. The Code of Ethics is available on the Company's website, located at www.cel-sci.com.

      For purposes of electing directors at its annual meeting the Company does not have a nominating committee or a committee performing similar functions. The Company's board of directors does not believe a nominating committee is necessary since the Company's board of directors is small and the board of directors as a whole performs this function.

      Holders of the Company's common stock can send written communications to the Company's entire board of directors, or to one or more board members, by addressing the communication to "the Board of Directors" or to one or more directors, specifying the director or directors by name, and sending the communication to the Company's offices in British Columbia. Communications addressed to the Board of Directors as whole will be delivered to each board member. Communications addressed to a specific director (or directors) will be delivered to the director (or directors) specified.

      The Company has adopted a Code of Ethics which is applicable to the Company's principal executive, financial, and accounting officers and persons performing similar functions. The Code of Ethics is available on the Company's website located at www.cel-sci.com.

Executive Compensation

      The following table sets forth in summary form the compensation received by (i) the Chief Executive Officer of the Company and (ii) by each other executive officer of the Company who received in excess of $100,000 during the fiscal year ended September 30, 2003.
                                                                           All
                                              Other                       Other
                                              Annual   Restric-            Com-
                                              Compen-  ted Stock  Options pensa-
Name and Princi-    Fiscal   Salary   Bonus   sation   Awards     Granted  tion
 pal Position        Year     (1)      (2)     (3)      (4)         (5)    (6)

Maximilian de Clara, 2003   $363,000     --  $65,121       --    574,999 $72,600
President            2002   $363,000     --  $46,079 $ 89,334     75,000      --
                     2001   $357,167     --  $52,186 $262,000     95,000 $    64

Geert R. Kersten,    2003   $354,087     --  $12,558 $  9,244  1,890,000 $71,068
Chief Executive      2002   $346,324     --  $15,044 $ 10,929    105,000      --
Officer and          2001   $265,175     --  $10,462 $  8,313    655,000 $ 4,114
Treasurer

Patricia B. Prichep  2003   $147,904     --  $ 3,000 $  4,902    580,000      --
Senior Vice President2002   $140,464     --  $ 3,000 $  5,597     90,500      --
of Operations and    2001   $104,505     --  $ 3,000 $  6,270    260,000 $    63
Secretary

Eyal Talor, Ph.D.    2003  $191,574      --  $ 3,000 $  4,950    374,166      --
Senior Vice President2002  $187,075      --  $ 3,000 $  5,702     85,000      --
of Research and      2001   157,420      --  $ 3,000 $  9,269    200,000 $    63
Manufacturing

Daniel Zimmerman,    2003  $147,000      --  $ 3,000 $  5,005   392,000       --
Ph.D, Senior Vice    2002  $143,583      --  $ 3,000 $  5,763    91,000       --
President of         2001  $117,145      --  $ 3,000 $  6,962   175,000  $    64
Cellular Immunology


(1) The dollar value of base salary (cash and non-cash) received. During the year ended September 30, 2003, $701,397 of the total salaries paid to the persons shown in the table were paid in restricted shares of CEL-SCI's common stock.

      Information concerning the issuance of these restricted shares is shown in the following table:

        Date Shares              Number of              Price
        Were Issued            Shares Issued         Per Share

       November 8, 2002        660,636                 $0.20
       March 27, 2003          690,636                 $0.20

       April 30, 2003          299,139                 $0.21
       April 30, 2003        2,394,462                 $0.15
       July 21, 2003            95,578                 $0.65

      On each date the amount of compensation satisfied through the issuance of shares was determined by multiplying the number of shares issued by the Price Per Share. With the exception of the 2,394,462 shares issued on April 30, 2003 the price per share was equal to the closing price of the Company's common stock on the date prior to the date the shares were issued. The closing price of the Company's common stock on April 29, 2003, the date prior to the issuance of the 2,394,462 shares, was $0.21.

      The 2,394,462 shares were issued to Mr. de Clara and Mr. Kersten in payment of their respective salaries for the six month period ended September 30, 2003. Since the shares were issued at a discount of $0.06 per share to the market price of the Company's common stock, the additional compensation received by Mr. de Clara and Mr. Kersten from the receipt of these shares is shown in the "All Other Compensation Column".

(2)  The dollar value of bonus (cash and non-cash) received.

(3) Any other annual compensation not properly categorized as salary or bonus, including perquisites and other personal benefits, securities or property. Amounts in the table represent automobile, parking and other transportation expenses, plus, in the case of Maximilian de Clara and Geert Kersten, director's fees of $8,000. During the year ended September 30, 2003, $25,000 of the total Other Annual compensation paid to the persons shown in the table were paid in restricted shares of the Company's common stock.

(4) During the periods covered by the table, the value of the shares of restricted stock issued as compensation for services to the persons listed in the table. In the case of Mr. de Clara the shares were issued in consideration for past services to the Company. In the case of all other persons listed in the table, the shares were issued as the Company's contribution on behalf of the named officer to the Company's 401(k) retirement plan.

      As of September 30, 2003, the number of shares of the Company's common stock, owned by the officers included in the table above, and the value of such shares at such date, based upon the market price of the Company's common stock were:

      Name                          Shares            Value

      Maximilian de Clara        1,782,295        $1,657,534
      Geert R. Kersten           2,345,993        $2,181,773
      Patricia B. Prichep          471,479       $   438,475
      Eyal Talor, Ph.D.            474,615       $   441,392
      Daniel Zimmerman, Ph.D.      438,776       $   408,062

      Dividends may be paid on shares of restricted stock owned by the Company's officers and directors, although the Company has no plans to pay dividends.

(5) The shares of common stock to be received upon the exercise of all stock options granted during the periods covered by the table. Includes certain options issued in connection with the Company's Salary Reduction Plans as well as certain options purchased from the Company. See "Options Granted During Fiscal Year Ended September 30, 2003" below.

(6) All other compensation received that the Company could not properly report in any other column of the table including annual Company contributions or other allocations to vested and unvested defined contribution plans, and the dollar value of any insurance premiums paid by, or on behalf of, the Company with respect to term life insurance for the benefit of the named executive officer, and the full dollar value of the remainder of the premiums paid by, or on behalf of, the Company. Amounts in the table for fiscal 2001 represent life insurance premiums. Amounts in the table for fiscal 2003 represent the value of the Company's common stock issued at below market prices and discussed in (1) above.

Long Term Incentive Plans - Awards in Last Fiscal Year

      None.

Employee Pension, Profit Sharing or Other Retirement Plans

     During 1993 the Company implemented a defined contribution retirement plan, qualifying under Section 401(k) of the Internal Revenue Code and covering substantially all the Company's employees. Prior to January 1, 1998 the Company's contribution was equal to the lesser of 3% of each employee's salary, or 50% of the employee's contribution. Effective January 1, 1998 the plan was amended such that the Company's contribution is now made in shares of the Company's common stock as opposed to cash. Each participant's contribution is matched by the Company with shares of common stock which have a value equal to 100% of the participant's contribution, not to exceed the lesser of $1,000 or 6% of the participant's total compensation. The Company's contribution of common stock is valued each quarter based upon the closing price of the Company's common stock. The fiscal 2003 expenses for this plan were $48,437. Other than the 401(k) Plan, the Company does not have a defined benefit, pension plan, profit sharing or other retirement plan.

Compensation of Directors

      Standard Arrangements. The Company currently pays its directors $2,000 per quarter, plus expenses. The Company has no standard arrangement pursuant to which directors of the Company are compensated for any services provided as a director or for committee participation or special assignments.

      Other Arrangements. The Company has from time to time granted options to its outside directors. See Stock Options below for additional information concerning options granted to the Company's directors.

      Employment Contracts. In March 2002 the Company entered into a three-year employment agreement with Mr. de Clara which expires March 31, 2005. The employment agreement provides that the Company will pay Mr. de Clara an annual salary of $363,000 during the term of the agreement. In the event that there is a material reduction in Mr. de Clara's authority, duties or activities, or in the event there is a change in the control of the Company, then the agreement allows Mr. de Clara to resign from his position at the Company and receive a lump-sum payment from the Company equal to 18 months salary. For purposes of the employment agreement, a change in the control of the Company means the sale of more than 50% of the outstanding shares of the Company's Common Stock, or a change in a majority of the Company's directors.

      The Employment Agreement will also terminate upon the death of Mr. de Clara, Mr. de Clara's physical or mental disability, the conviction by Mr. de Clara of any crime involving fraud, moral turpitude, or the Company's property, or a breach of the Employment Agreement by Mr. de Clara. If the Employment Agreement is terminated for any of these reasons Mr. de Clara, or his legal representatives, as the case may be, will be paid the salary provided by the Employment Agreement through the date of termination.

      Effective September 1, 2003, the Company entered into a three-year employment agreement with Mr. Kersten. The employment agreement provides that during the term of the employment agreement the Company will pay Mr. Kersten an annual salary of $370,585. In the event there is a change in the control of the Company, the agreement allows Mr. Kersten to resign from his position at the Company and receive a lump-sum payment from the Company equal to 24 months salary. For purposes of the employment agreement a change in the control of the Company means: (1) the merger of the Company with another entity if after such merger the shareholders of the Company do not own at least 50% of voting capital stock of the surviving corporation; (2) the sale of substantially all of the assets of the Company; (3) the acquisition by any person of more than 50% of the Company's common stock; or (4) a change in a majority of the Company's directors which has not been approved by the incumbent directors.

      The Employment Agreement will also terminate upon the death of Mr. Kersten, Mr. Kersten's physical or mental disability, willful misconduct, an act of fraud against the Company, or a breach of the Employment Agreement by Mr. Kersten. If the Employment Agreement is terminated for any of these reasons Mr. Kersten, or his legal representatives, as the case may be, will be paid the salary provided by the Employment Agreement through the date of termination.

Compensation Committee Interlocks and Insider Participation

      The Company has a compensation committee comprised of all of the Company's directors, with the exception of Mr. Kersten and Peter Young. During the year ended September 30, 2003, Mr. de Clara was the only officer participating in deliberations of the Company's compensation committee concerning executive officer compensation.

      During the year ended September 30, 2003, no director of the Company was also an executive officer of another entity, which had an executive officer of the Company serving as a director of such entity or as a member of the compensation committee of such entity.

Stock Options

      The following tables set forth information concerning the options granted during the fiscal year ended September 30, 2003, to the persons named below, and the fiscal year-end value of all unexercised options (regardless of when granted) held by these persons.

                Options Granted During Fiscal Year Ended September 30, 2003



                                                                         Potential Realizable
                                     % of Total                           Value at Assumed
                                       Options                           Annual Rates of Stock
                                     Granted to    Exercise              Price Appreciation
                         Options    Employees in  Price Per  Expiration  for Option Term (1)
 Name                   Granted (#)  Fiscal Year     Share       Date     5%              10%
------                  ----------  ------------  ---------  ----------  ---             ----

Maximilian de Clara      574,999        11.20%       0.22       4/1/13   $63,302      $126,604

Geert R. Kersten       1,890,000        36.83%       0.22       4/1/13  $208,071      $416,142

Patricia B. Prichep      580,000        11.30%       0.22       4/1/13   $63,852      $127,705

Eyal Talor, Ph.D.        374,166         7.33%       0.22       4/1/13   $41,412       $82,825

Daniel Zimmerman, Ph.D.  392,000         7.64%       0.22       4/1/13   $43,155       $86,311


(1)The potential realizable value of the options shown in the table assuming the market price of the Company's Common Stock appreciates in value from the date of the grant to the end of the option term at 5% or 10%.

                   Option Exercises and Year-End Option Values
                                                                Value (in $) of
                                                                  Unexercised
                                                Number of        In-the-Money
                                               Unexercised     Options at Fiscal
                          Shares               Options (3)        Year-End (4)
                     Acquired On     Value       Exercisable/      Exercisable/
Name                 Exercise (1) Realized (2) Unexercisable     Unexercisable
-----                ------------ ------------ -------------   -----------------

Maximilian de Clara      --          --       504,999/644,999    $9,750/$427,749
Geert R. Kersten         --          --   1,800,000/1,980,000 $13,650/$1,369,200
Patricia Prichep         --          --       511,334/648,666   $11,365/$434,530
Eyal Talor                                    309,167/439,165   $10,000/$285,658
Daniel Zimmerman         --          --       324,668/459,332   $15,330/$308,980

(1) The number of shares received upon exercise of options during the fiscal year ended September 30, 2003.

(2) With respect to options exercised during the Company's fiscal year ended September 30, 2003, the dollar value of the difference between the option exercise price and the market value of the option shares purchased on the date of the exercise of the options.

(3) The total number of unexercised options held as of September 30, 2003, separated between those options that were exercisable and those options that were not exercisable.

(4) For all unexercised options held as of September 30, 2003, the market value of the stock underlying those options as of September 30, 2003.

Stock Option and Bonus Plans

      The Company has Incentive Stock Option Plans, Non-Qualified Stock Option Plans and Stock Bonus Plans. All Stock Option and Bonus Plans have been approved by the stockholders. A summary description of these Plans follows. In some cases these Plans are collectively referred to as the "Plans".

      Incentive Stock Option Plan. The Incentive Stock Option Plans collectively authorize the issuance of shares of the Company's Common Stock to persons who exercise options granted pursuant to the Plan. Only Company employees may be granted options pursuant to the Incentive Stock Option Plan.

      To be classified as incentive stock options under the Internal Revenue Code, options granted pursuant to the Plans must be exercised prior to the following dates:

(a) The expiration of three months after the date on which an option holder's employment by the Company is terminated (except if such termination is due to death or permanent and total disability);

(b) The expiration of 12 months after the date on which an option holder's employment by the Company is terminated, if such termination is due to the Employee's permanent and total disability;

(c) In the event of an option holder's death while in the employ of the Company, his executors or administrators may exercise, within three months following the date of his death, the option as to any of the shares not previously exercised;

      The total fair market value of the shares of Common Stock (determined at the time of the grant of the option) for which any employee may be granted options which are first exercisable in any calendar year may not exceed $100,000.

      Options may not be exercised until one year following the date of grant. Options granted to an employee then owning more than 10% of the common stock of the Company may not be exercisable by its terms after five years from the date of grant. Any other option granted pursuant to the Plan may not be exercisable by its terms after ten years from the date of grant.

      The purchase price per share of common stock purchasable under an option is determined by the Committee but cannot be less than the fair market value of the common stock on the date of the grant of the option (or 110% of the fair market value in the case of a person owning more than 10% of the Company's outstanding shares).

      Non-Qualified Stock Option Plans. The Non-Qualified Stock Option Plans collectively authorize the issuance of shares of the Company's common stock to persons that exercise options granted pursuant to the Plans. The Company's employees, directors, officers, consultants and advisors are eligible to be granted options pursuant to the Plans, provided however that bona fide services must be rendered by such consultants or advisors and such services must not be in connection with the offer or sale of securities in a capital-raising transaction. The option exercise price is determined by the Committee but cannot be less than the market price of the Company's common stock on the date the option is granted.

      Stock Bonus Plan. Shares of common stock may be granted under the Stock Bonus Plan to the Company's employees, directors, officers, consultants and advisors, provided however that bona fide services must be rendered by consultants or advisors and such services may not be in connection with a capital-raising transaction or promoting the Company's stock.

      Other Information Regarding the Plans. The Plans are administered by the Company's Compensation Committee ("the Committee"), each member of which is a director of the Company. The members of the Committee were selected by the Company's Board of Directors and serve for a one-year tenure and until their successors are elected. A member of the Committee may be removed at any time by action of the Board of Directors. Any vacancies which may occur on the Committee will be filled by the Board of Directors. The Committee is vested with the authority to interpret the provisions of the Plans and supervise the administration of the Plans. In addition, the Committee is empowered to select those persons to whom shares or options are to be granted, to determine the number of shares subject to each grant of a stock bonus or an option and to determine when, and upon what conditions, shares or options granted under the Plans will vest or otherwise be subject to forfeiture and cancellation.

      In the discretion of the Committee, any option granted pursuant to the Plans may include installment exercise terms such that the option becomes fully exercisable in a series of cumulating portions. The Committee may also accelerate the date upon which any option (or any part of any options) is first exercisable. Any shares issued pursuant to the Stock Bonus Plan and any options granted pursuant to the Incentive Stock Option Plan or the Non-Qualified Stock Option Plan will be forfeited if the "vesting" schedule established by the Committee administering the Plan at the time of the grant is not met. For this purpose, vesting means the period during which the employee must remain an employee of the Company or the period of time a non-employee must provide services to the Company. At the time an employee ceases working for the Company (or at the time a non-employee ceases to perform services for the Company), any shares or options not fully vested will be forfeited and cancelled. At the discretion of the Committee payment for the shares of common stock underlying options may be paid through the delivery of shares of the Company's common stock having an aggregate fair market value equal to the option price, provided such shares have been owned by the option holder for at least one year prior to such exercise. A combination of cash and shares of common stock may also be permitted at the discretion of the Committee.

      Options are generally non-transferable except upon death of the option holder. Shares issued pursuant to the Stock Bonus Plan will generally not be transferable until the person receiving the shares satisfies the vesting requirements imposed by the Committee when the shares were issued.

      The Board of Directors of the Company may at any time, and from time to time, amend, terminate, or suspend one or more of the Plans in any manner they deem appropriate, provided that such amendment, termination or suspension will not adversely affect rights or obligations with respect to shares or options previously granted. The Board of Directors may not, without shareholder approval: make any amendment which would materially modify the eligibility requirements for the Plans; increase or decrease the total number of shares of common stock which may be issued pursuant to the Plans except in the case of a reclassification of the Company's capital stock or a consolidation or merger of the Company; reduce the minimum option price per share; extend the period for granting options; or materially increase in any other way the benefits accruing to employees who are eligible to participate in the Plans.

      Summary. The following sets forth certain information, as of January 31, 2004, concerning the stock options and stock bonuses granted by the Company. Each option represents the right to purchase one share of the Company's common stock. The total shares reserved under each Plan does not include the shares authorized by the 2004 Plans which are being submitted to the Company's shareholders for their approval at the 2004 Annual Shareholders' meeting.

                                Total        Shares
                               Shares    Reserved for   Shares       Remaining
                             Reserved    Outstanding   Issued as  Options/Shares
Name of Plan               Under Plans      Options   Stock Bonus   Under Plans
------------               -----------   -----------  ----------- --------------

Incentive Stock Option
  Plans                    4,100,000      3,786,100          N/A       212,315

Non-Qualified Stock Option 7,760,000      6,406,973          N/A       151,899
    Plans

Stock Bonus Plans          1,940,000            N/A    1,229,974       710,026

      Of the shares issued pursuant to the Company's Stock Bonus Plans 492,858 shares were issued as part of the Company's contribution to its 401(k) plan.

      The following table shows the weighted average exercise price of the outstanding options granted pursuant to the Company's Incentive and Non-Qualified Stock Option Plans as of September 30, 2003. The Incentive and Non-Qualified Stock Option Plans in effect on September 30, 2003 were approved by the Company's shareholders.

                                                           Number of Securities
                                                           Remaining Available
                          Number                           For Future Issuance
                       of Securities                          Under Equity
                       to be Issued    Weighted-Average     Compensation Plans
                       Upon Exercise   Exercise Price of  (Excluding Securities
                       of Outstanding   of Outstanding         Reflected in
                         Options           Options              Column (a))
Plan category              [a]
                       ---------------------------------------------------------

Incentive Stock           3,801,100           $0.68                212,315
Option Plans

Non-Qualified Stock       6,453,973           $0.74                151,899
 Option Plans            ----------           -----                -------
                         10,255,073           $0.72                364,214
                         ==========           =====                =======

Compensation Committee

      During the year ending September 30, 2003 the Company had a Compensation Committee which, was comprised of Maximilian de Clara, Alexander Esterhazy and
C. Richard Kinsolving. During the year ended September 30, 2003 the Compensation

Committee did not formerly meet as a separate committee, but rather held its meetings in conjunction with the Company's Board of Director's meetings.

    During the year ended September 30, 2003, Mr. de Clara was the only officer participating in deliberations of the Company's compensation committee concerning executive officer compensation. During the year ended September 30, 2003, no director of the Company was also an executive officer of another entity, which had an executive officer of the Company serving as a director of such entity or as a member of the compensation committee of such entity.

    The following is the report of the Compensation Committee:

    The key components of the Company's executive compensation program include annual base salaries and long-term incentive compensation consisting of stock options. It is the Company's policy to target compensation (i.e., base salary, stock option grants and other benefits) at approximately the median of comparable companies in the biotechnology field. Accordingly, data on compensation practices followed by other companies in the biotechnology industry is considered.

    The Company's long term incentive program consists exclusively of periodic grants of stock options with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. To encourage retention, the ability to exercise options granted under the program is subject to vesting restrictions. Decisions made regarding the timing and size of option grants take into account Company and individual performance, "competitive market" practices, and the size of the option grants made in prior years. The weighting of these factors varies and is subjective. Current option holdings are not considered when granting options.

    In March 2002 the Company entered into a three-year employment agreement with Maximilian de Clara, the Company's President. The March 2002 employment agreement, which is essentially the same as Mr. de Clara's two prior employment agreements, provides that during the employment term the Company will pay Mr. de Clara a salary of $363,000. Since the term of the employment contract established the compensation paid to Mr. de Clara, there was no relationship between the Company's performance and Mr. de Clara's compensation for the last completed fiscal year.

    Effective August 1, 2003, the Company entered into a three-year employment agreement with Geert R. Kersten. The employment agreement, which is essentially the same as Mr. Kersten's prior employment agreement, provides that during the term of the agreement the Company will pay Mr. Kersten an annual salary of $370,585, subject to the minimum annual increases of 5% per year. In renewing Mr. Kersten's employment contract the Compensation Committee considered various factors, including Mr. Kersten's performance in his area of responsibility, Mr. Kersten's experience in his position, and Mr. Kersten's length of service with the Company. During the fiscal year ending September 30, 2003 the compensation paid to Mr. Kersten was based on his employment contract which became effective on August 1, 2003 and Mr. Kersten's previous employment agreement.

    As explained in Note (1) to the Executive Compensation table, during the year ended September 30, 2003 Mr. de Clara and Mr. Kersten, agreed to accept restricted shares of the Company's common stock for part of the compensation payable pursuant to their employment contracts.

    During the year ending September 30, 2003, the compensation paid to the Company's other executive officers was based on a variety of factors, including the performance in the executive's area of responsibility, the executive's individual performance, the executive's experience in his or her role, the executive's length of service with the Company, the achievement of specific goals established for the Company and its business, and, in certain instances, to the achievement of individual goals.

    Financial or stockholder value performance comparisons were not used to determine the compensation of the Company's other executive officers since the Company's financial performance and stockholder value are influenced to a substantial degree by external factors and as a result comparing the compensation payable to the other executive officers to the Company's financial or stock price performance can be misleading.

    During the year ended September 30, 2003 the Company granted options for the purchase of 446,500 shares of the Company's common stock to the Company's executive officers. In granting the options to the Company's executive officers, the Board of Directors considered the same factors which were used to determine the cash compensation paid to such officers.

    During the year ended September 30, 2003 the Company issued restricted shares of its common stock to the following directors in lieu of director's fees: Maximilian de Clara (32,601 shares), Geert R. Kersten (32,601 shares), C. Richard Kinsolving (32,601 shares) and Peter Young (32,601 shares). Except as otherwise disclosed in this proxy statement, during the year ended September 30, 2003 the Company did not issue any shares of its common stock to the Company's officers or directors in return for services provided to the Company.

    The foregoing report has been approved by the members of the Compensation
Committee:

                               Maximilian de Clara
                               Alexander Esterhazy
                              C. Richard Kinsolving

Stockholder Return Performance Graph

    Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's common stock with the cumulative total return of the Amex Market Value Index and a Biotechnology peer group for the five fiscal years ending September 30, 2003.

              Comparison of Five Year Cumulative Total Return Among Cel-Sci Corporation, the Amex Market Value, and a Peer Group

     The members of the Peer Group used for purposes of the following comparison, and their respective trading symbols, are: Antex Biologics, Inc.
(ANX), Epimmune, Inc. (EPMN) and Neoprobe Corp. (NEOP).

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
     AMONG CEL-SCI CORPORATION, THE AMEX MARKET VALUE (U.S. & FOREIGN) INDEX
                                AND A PEER GROUP

[OBJECT OMITTED]* 100 invested on 9/30/98 in stock or index- including reinvestment of dividends. Fiscal year ending September 30.

Audit Committee

    During the year ended September 30, 2003 the Company had an Audit Committee comprised of Alexander Esterhazy, C. Richard Kinsolving and Peter Young. The members of the Audit Committee are independent as independence is defined by
Section 121(A) of the American Stock Exchange's Listing Standards. The purpose of the Audit Committee is to review and approve the selection of the Company's auditors, review the Company's financial statements with the Company's independent auditors, and review and discuss the independent auditors' management letter relating to the Company's internal accounting controls. During the fiscal year ended September 30, 2003, the Audit Committee met five times. All members of the Audit Committee attended this meeting.

The following is the report of the Audit Committee.

(1) The Audit Committee reviewed and discussed the Company's audited financial statements for the year ended September 30, 2003 with the Company's management.
(2) The Audit Committee discussed with the Company's independent auditors the matters required to be discussed by Statement on Accounting Standards (SAS) No. 61 "Communications with Audit Committee" as amended by SASs 89 and 90.

(3) The Audit Committee has received the written disclosures and the letter from the Company's independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and had discussed with the Company's independent accountants the independent accountants independence; and
(4) Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2003 for filing with the Securities and Exchange Commission.
(5) During the year ended September 30, 2003 the Company paid Deloitte & Touche, LLP, the Company's independent auditors, other audit related fees of $50,027 for reviewing various registration statements filed by the Company during the year. The Audit Committee is of the opinion that these fees are consistent with Deloitte & Touche, LLP maintaining its independence from the Company.

      The foregoing report has been approved by the members of the Audit
Committee:

                             Alexander G. Esterhazy
                              C. Richard Kinsolving
                                   Peter Young

      The Company's Board of Directors has adopted a written charter for the Audit Committee, a copy of which is included as an appendix to this proxy statement.

PROPOSAL TO ADOPT 2004 INCENTIVE STOCK OPTION PLAN

      Shareholders are being requested to vote on the adoption of the Company's 2004 Incentive Stock Option Plan. The purpose of the 2004 Incentive Stock Option Plan is to furnish additional compensation and incentives to the Company's officers and employees.

      The 2004 Incentive Stock Option Plan, if adopted, will authorize the issuance of up to 1,000,000 shares of the Company's common stock to persons that exercise options granted pursuant to the plan. As of the date of this Proxy Statement the Company had not granted any options pursuant to this plan.

      Any options under the 2004 Incentive Stock Option Plan must be granted before January 20, 2014. If adopted, the 2004 Incentive Stock Option Plan will function and be administered in the same manner as the Company's other Incentive Stock Option Plans. The Board of Directors recommends that the shareholders of the Company approve the adoption of the 2004 Incentive Stock Option Plan.

Proposal to adopt 2004 non-qualified stock option plan

      Shareholders are being requested to vote on the adoption of the Company's 2004 Non-Qualified Stock Option Plan. The Company's employees, directors and officers, and consultants or advisors to the company are eligible to be granted options pursuant to the 2004 Non-Qualified Plan as may be determined by the Company's Board of Directors, provided however that bona fide services must be rendered by such consultants or advisors and such services must mot be in connection with the offer or sale of securities in a capital-raising transaction.

      The 2004 Non-Qualified Plan, if adopted, will authorize the issuance of up to 1,000,000 shares of the Company's common stock to persons that exercise options granted pursuant to the Plan. As of the date of this Proxy Statement the Company had options to purchase pursuant to the 2004 Non-Qualified Plan.

      The 2004 Non-Qualified Plan will function and be administered in the same manner as the Company's other Non-Qualified Plans. The Board of Directors recommends that the shareholders of the Company approve the adoption of the 2004 Non-Qualified Plan.

PROPOSAL TO ADOPT 2004 STOCK BONUS PLAN

      Shareholders are being requested to vote on the adoption of the Company's 2003 Stock Bonus Plan. The purpose of the 2004 Stock Bonus Plan is to furnish additional compensation and incentives to the Company's officers and employees and to allow the Company to continue to make contributions to its 401(k) plan with shares of its common stock instead of cash.

      Since 1993 the Company has maintained a defined contribution retirement plan (also known as a 401(k) Plan) covering substantially all the Company's employees. Prior to January 1, 1998 the Company's contribution to the 401(k) Plan was made in cash. Effective January 1, 1998 the Company's employees approved a change in the plan such that the Company's contribution is now made in shares of the Company's common stock as opposed to cash. The Company's contribution of common stock is made quarterly and is valued based upon the price of the Company's common stock on the American Stock Exchange. The Board of Directors is of the opinion that contributions to the 401(k) plan with shares of the Company's common stock serves to further align the shareholder's interest with that of the Company's employees.

      The 2004 Stock Bonus Plan, if adopted, will authorize the issuance of up to 1,000,000 shares of the Company's common stock to persons granted stock bonuses pursuant to the plan. As of the date of this Proxy Statement the Company had not granted any stock bonuses pursuant to the 2003 Stock Bonus Plan.

      The 2004 Stock Bonus Plan will function and be administered in the same manner as the Company's existing Stock Bonus Plans. The Board of Directors recommends that the shareholders of the Company approve the adoption of the 2004 Stock Bonus Plans.

Proposal to Approve Issuance of Common Stock Pursuant to the Company's STOCK COMPENSATION PLAN

      During the twelve months ended December 31, 2003 the Company issued 3,374,645 shares of its common stock to its officers, directors and employees in payment of $830,086.62 salaries, fees and other compensation owed to these persons. In order to conserve cash, the Company expects that it may continue to offer its officers, directors and employees the opportunity to receive shares of the Company's common stock in payment of amounts owed by the Company for services rendered.

      The Company's common stock trades on the American Stock Exchange. In 2003 the AMEX amended its rules so as to require AMEX listed corporations to obtain shareholder approval for arrangements which permit officers, directors, employees or consultants to receive a listed corporation's shares in payment of compensation.

      To comply with the AMEX requirements in this regard, the Company has adopted, subject to shareholder approval, a Stock Compensation Plan, a copy of which is attached to this proxy statement, which provides for the issuance of up to 1,000,000 shares of common stock pursuant to plan.

PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

      The Company is authorized to issue 100,000,000 shares of common stock. As of January 31, 2004, the Company had 65,287,630 outstanding shares of common stock, plus outstanding options and warrants which would allow the holders of these securities to purchase approximately 15,052,095 additional shares of the Company's common stock.

      Due to the lack of any significant revenues, the Company has relied upon proceeds from the private sales of its common stock, as well as securities convertible into common stock, to meet its funding requirements.

      The Company needs to increase its authorized shares of common stock to accommodate the additional shares which may be issued if all outstanding options, warrants and convertible securities were exercised or converted and to allow the Company to raise additional capital through the sale of common stock or securities convertible into common stock.

      Although the Company will be required to fund its operations through the sale of its securities until significant revenues are generated from the commercial sale of its products, as of the date of this proxy statement the Company did not have any agreement with any person to sell any shares of its common stock in excess of the 100,000,000 shares presently authorized.

                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors has selected Deloitte & Touche, LLP, independent certified public accountants, to audit the books and records of the Company for the fiscal year ending September 30, 2004. Deloitte & Touche, LLP served as the Company's independent public accountants for the fiscal year ended September 30, 2003. A representative of Deloitte & Touche, LLP is not expected to be present at the shareholders' meeting.

Accounting Firm Fees

    The fees billed to the Company by Deloitte & Touche, LLP and its affiliates were:

      Total fees billed for professional services rendered
      for the audit of the Company's financial statements for
      the year ended September 30, 2003 and the reviews of the
      financial statements included in the Company's Forms
      10-Q for the year ended September 30, 2003                      $131,049

      Financial Information Systems Design  and Implementation Fees
      for the year ended September 30, 2003                                 --

      All other fees for the year ended September 30, 2003:  *
         Audit Related Fees                                           $ 50,027
         Other Non-Audit Related Fees                                       --

* All other fees consist of audit related services for reviewing various registration statements filed with the Securities and Exchange Commission by the Company during the year.

    The Company's Board of Directors is of the opinion that the other fees charged by Deloitte & Touche, LLP during fiscal 2003 ($50,027) are consistent with Deloitte & Touche, LLP maintaining its independence from the Company.

                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

    The Company's Annual Report on Form 10-K/A for the year ending September 30, 2003 will be sent to any shareholder of the Company upon request. Requests for a copy of this report should be addressed to the Secretary of the Company at the address provided on the first page of this proxy statement.

                              SHAREHOLDER PROPOSALS

    Any shareholder proposal which may properly be included in the proxy solicitation material for the annual meeting of shareholders following the Company's year ending September 30, 2004 must be received by the Secretary of the Company no later than December 31, 2004.

                                     GENERAL

    The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with solicitation of proxies will be paid by the Company including any additional solicitation made by letter, telephone or telegraph. Failure of a quorum to be present at the meeting will necessitate adjournment and will subject the Company to additional expense. The Company's annual report, including financial statements for the 2002 fiscal year, is included in this mailing.

    The Company's Board of Directors do not intend to present and does not have reason to believe that others will present any other items of business at the annual meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

    Please complete, sign and return the enclosed proxy promptly. No postage is required if mailed in the United States.

                                                                        PROXY
                               CEL-SCI CORPORATION
                This Proxy is solicited by the Company's Board of Directors

 The undersigned stockholder of the Company, acknowledges receipt of the Notice of the Annual Meeting of Stockholders, to be held _____, 2004, 11:00 A.M. local time, at the Hilton Munchen Park, Am Tucherpark 7, 80538 Munich, Germany and hereby appoints Maximilian de Clara or Geert R. Kersten with the power of substitution, as Attorneys and Proxies to vote all the shares of the undersigned at said annual meeting of stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorneys and Proxies may do or cause to be done by virtue hereof. The above named Attorneys and Proxies are instructed to vote all of the undersigned's shares as follows:

 (1) To elect the directors who shall constitute the Company's Board of Directors for the ensuing year.


[ ]  FOR all nominees listed below (except as marked to the contrary below)

[ ]  WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)

Nominees:  Maximilian de Clara       Geert R. Kersten     Alexander G. Esterhazy
           C. Richard Kinsolving     Peter R. Young

(2) To approve the adoption of the Company's 2004 Incentive Stock
    Option Plan.             [ ]  FOR     [ ]  AGAINST     [ ]  ABSTAIN

(3) To approve the adoption of the Company's 2004 Non-Qualified Stock Option
 Plan.                       [ ]  FOR     [ ]  AGAINST     [ ]  ABSTAIN

(4) To approve  the  adoption  of the  Company's  2004 Stock Bonus Plan`.
                             [ ]  FOR     [ ]  AGAINST     [ ]  ABSTAIN

(5) To approve the Company's Stock Compensation Pla
                             [ ]  FOR     [ ]  AGAINST     [ ]  ABSTAIN

(6) To amend the Company's Articles of Incorporation such that the Company would be authorized to issue 200,000,000 shares of common stock.
                             [ ]  FOR     [ ]  AGAINST     [ ]  ABSTAIN

(7) To ratify the appointment of Deloitte & Touche, LLP as the Company's independent accountants for the fiscal year ending September 30, 2004.
                             [ ]  FOR     [ ]  AGAINST     [ ]  ABSTAIN

    To transact such other business as may properly come before the meeting.

   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DISCRETION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ITEMS 1 THROUGH 6.

                                               Dated this day of    , 2004.

                                               ----------------------------
                                                        (Signature)

                                               ----------------------------
                                                        (Signature)

    Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing.
   Please Sign, Date and Return this Proxy so that your shares may be voted at the meeting.

                             STOCK COMPENSATION PLAN

      CEL-SCI Corporation ("the Company") hereby adopts the Stock Compensation Plan. All officers, directors and employees of the Company, as well as consultants to the Company (collectively the "Participants"), will be eligible to participate in the Plan. Pursuant to the provisions of the Plan, Participants and directors may agree to receive shares of the Company's common stock in lieu of all or part of the compensation owed to them by the Company.

          1. Up to 1,000,000 shares of common stock are reserved for issuance pursuant to this Plan. The shares of stock issuable pursuant to the Plan will be restricted securities as that term is defined in Rule 144 of the Securities and Exchange Commission.

          2. The number of shares to be offered to each Participant will be equal to the number determined by dividing the compensation to be satisfied through the issuance of shares by the Price Per Share. The Price Per Share will be equal to the closing price of the Company's common stock on the date prior to the date the Acceptance Form is delivered to the Participant except that a higher or a lower price may be set by the Company's Compensation Committee. However in no case may the Price Per Share be less than 20% of the closing price of the Company's common stock on the date prior to the date the Acceptance Form is delivered to the Participant.

          3. If the Company is willing to offer shares of its common stock to any Participant in accordance with this Plan, the Company will provide the Participant with the attached Acceptance Form. A Participant wanting to accept the terms outlined in the Acceptance Form will be required to sign the form and return it to the Company by the date indicated on the form.

          4. The Company, in its sole discretion, may determine that any eligible Participant will not, on any or on one or more occasions, be offered the opportunity to receive shares of common stock pursuant to this Plan.

          5. The agreement of any Participant to accept shares of common stock in lieu of compensation is subject to approval by the Company's board of directors, which approval may be refused for any reason.

          6. At the time the shares are issued, the Participant will incur taxable income equal to the market price of the Company's common stock on the date the Company's board of directors approves the issuance of shares to the Participant. If the Participant is employed by the Company on the date the shares are issued, the Company may require the Participant to pay the Company all applicable federal and state withholding taxes with respect to such income or, may withhold such amounts from the Participant. If the Participant is not employed by the Company on the date the shares are issued, the delivery of the shares may be conditioned, at the Company's option, upon the Participant tendering to the Company an amount equal to all applicable federal and state withholding taxes. Federal withholding taxes will be based upon the then current provisions of the Internal Revenue Code for withholding taxes plus the Participant's share of Social Security and Medicaid taxes.

          7. The Company makes no representations to a Participant that the shares which may be issued pursuant to this Plan will ultimately have any value whatsoever.

          8. This Plan will terminate on December 31, 2008, after which date the Company may not issue any shares of common stock pursuant to this Plan.

                            STOCK COMPENSATION PLAN
                                 ACCEPTANCE FORM


      The undersigned Participants has read and understands the provisions of the Stock Compensation Plan of CEL-SCI Corporation (the "Company") and hereby agrees to accept _____ shares of the Company's common stock in full and complete payment of $____ presently owed to the Participant for services provided to the Company.

    The Participant understands that:

          o the shares of the Company's common stock to be issued in accordance with this Acceptance Form are restricted securities as that term is defined in Rule 144 of the Securities and Exchange Commission

          o the shares cannot be sold in the public market for a period of one year from the date this Acceptance Form has been approved by the Company's directors and as a result the shares may ultimately have little or no value;

          o the agreement to accept shares of the Company's common stock in payment for services cannot be construed as any guaranty of future employment; and

          o the agreement to accept shares of common stock in payment of compensation may not be revoked by the Participant.

      The Company's latest reports on Form 10-K and 10-Q are available upon request.

      This Form must be returned to the Company no later than _______.


            AGREED TO AND ACCEPTED this ______ day of _________, 2004.



                                          -----------------------------------
                                          Participant


                                          CEL-SCI Corporation


                                          By  ________________________________
                                                Authorized Officer